                                                            Exhibit (g)(5)

                                                                SCHEDULE A
                              STATE STREET
                          GLOBAL CUSTODY NETWORK
                              SUBCUSTODIANS


COUNTRY                               SUBCUSTODIAN
-------------------                   -------------------------------------

Argentina                             Citibank, N.A.


Australia                             Westpac Banking Corporation


Austria                               Erste Bank der Osterreichischen
                                      Sparkassen AG


Bahrain                               HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Bangladesh                            Standard Chartered Bank


Belgium                               Fortis Bank nv-sa


Bermuda                               The Bank of Bermuda Limited


Bolivia                               Citibank, N. A.


Botswana                              Barclays Bank of Botswana Limited


Brazil                                Citibank, N.A.


Bulgaria                              ING Bank N.V.


Canada                                State Street Trust Company Canada


Chile                                 Citibank, N.A.

People's Republic of China            The Hongkong and Shanghai
                                      Banking Corporation Limited,
                                      Shanghai and Shenzhen branches


Colombia                              Cititrust Colombia S.A.
                                      Sociedad Fiduciaria

Costa Rica                            Banco BCT S.A.


Croatia                               Privredna Banka Zagreb d.d


Cyprus                                The Cyprus Popular Bank Ltd.


Czech Republic                        Ceskoslovenska Obchodni
                                      Banka, A.S.


Denmark                               Den Danske Bank


Ecuador                               Citibank, N.A.


Egypt                                 Egyptian British Bank S.A.E.
                                      (as delegate of The Hongkong
                                      and Shanghai Banking Corporation
                                      Limited)


Estonia                               Hansabank


Finland                               Merita Bank Plc.


France                                BNP Paribas, S.A.


Germany                               Dresdner Bank AG


Ghana                                 Barclays Bank of Ghana Limited


Greece                                National Bank of Greece S.A.


Hong Kong                             Standard Chartered Bank


Hungary                               Citibank Rt.


Iceland                               Icebank Ltd.


India                                 Deutsche Bank AG

                                      The Hongkong and Shanghai
                                      Banking Corporation Limited


Indonesia                             Standard Chartered Bank


Ireland                               Bank of Ireland


Israel                                Bank Hapoalim B.M.


Italy                                 BNP Paribas, Italian Branch


Ivory Coast                           Societe Generale de Banques
                                      en Cote d'Ivoire


Jamaica                               Scotiabank Jamaica Trust and Merchant
                                      Bank Ltd.


Japan                                 The Fuji Bank, Limited

                                      The Sumitomo Bank, Limited


Jordan                                HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Kenya                                 Barclays Bank of Kenya Limited


Republic of Korea                     The Hongkong and Shanghai Banking
                                      Corporation Limited


Latvia                                A/s Hansabanka


Lebanon                               HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Lithuania                             Vilniaus Bankas AB


Malaysia                              Standard Chartered Bank
                                      Malaysia Berhad


Mauritius                             The Hongkong and Shanghai
                                      Banking Corporation Limited


Mexico                                Citibank Mexico, S.A.


Morocco                               Banque Commerciale du Maroc


Namibia                               Standard Bank Namibia Limited


Netherlands                           Fortis Bank (Nederland) N.V.


New Zealand                           ANZ Banking Group
                                      (New Zealand) Limited


Norway                                Christiania Bank og
                                      Kreditkasse ASA


Oman                                  HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Pakistan                              Deutsche Bank AG


Palestine                             HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Panama                                BankBoston, N.A.


Peru                                  Citibank, N.A.


Philippines                           Standard Chartered Bank


Poland                                Citibank (Poland) S.A.


Portugal                              Banco Comercial Portugues


Qatar                                 HSBC Bank Middle East
                                      (as delegate of The Hongkong and
                                      Shanghai Banking Corporation Limited)


Romania                               ING Bank N.V.


Russia                                Credit Suisse First Boston AO - Moscow
                                      (as delegate of Credit Suisse
                                      First Boston - Zurich)


Singapore                             The Development Bank
                                      of Singapore Limited


Slovak Republic                       Ceskoslovenska Obchodni Banka, A.S.


Slovenia                              Bank Austria Creditanstalt
                                      d.d. - Ljubljana


South Africa                          Standard Bank of South Africa Limited


Spain                                 Banco Santander Central Hispano S.A.


Sri Lanka                             The Hongkong and Shanghai
                                      Banking Corporation Limited


Swaziland                             Standard Bank Swaziland Limited


Sweden                                Skandinaviska Enskilda Banken


Switzerland                           UBS AG


Taiwan - R.O.C.                       Central Trust of China


Thailand                              Standard Chartered Bank


Trinidad & Tobago                     Republic Bank Limited


Tunisia                               Banque Internationale Arabe de Tunisie


Turkey                                Citibank, N.A.


Ukraine                               ING Bank Ukraine


United Kingdom                        State Street Bank and Trust Company,
                                      London Branch


Uruguay                               BankBoston, N.A.


Venezuela                             Citibank, N.A.


Vietnam                               The Hongkong and Shanghai
                                      Banking Corporation Limited


Zambia                                Barclays Bank of Zambia Limited


Zimbabwe                              Barclays Bank of Zimbabwe Limited